The American Funds Group(r)

CAPITAL WORLD BOND FUND

2000
Annual Report
For the year ended September 30

a world of change

[photograph of several balls wrapped in various world currencies, rolling over a map of the world]




Capital World Bond Fund(r) is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Capital World Bond Fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, higher yielding debt securities.

[begin mountain chart]
The value of a long-term perspective
How a $10,000 investment has grown over the fund's lifetime

$26,096(1)
Salomon Smith Barney
World Government
Bond Index

$23,324(1)
Capital World
Bond Fund

$15,264(2)
Consumer
Price Index
(Inflation)

Year           Salomon Smith Barney World       Capital World      Consumer Price        Original
Ended 9/30     Government Bond Index            Bond Fund          Index (inflation)     Investment
1987 (3)       $9,866                           $9,596             $10,105               $10,000
1988           $11,281                          $10,859            $10,527               $10,000
1989           $12,014                          $11,452            $10,984               $10,000
1990           $12,920                          $12,362            $11,661               $10,000
1991           $14,866                          $14,352            $12,056               $10,000
1992           $17,586                          $15,710            $12,417               $10,000
1993           $19,190                          $17,344            $12,750               $10,000
1994           $19,537                          $17,237            $13,128               $10,000
1995           $22,699                          $20,357            $13,462               $10,000
1996           $23,652                          $21,918            $13,866               $10,000
1997           $24,222                          $22,878            $14,165               $10,000
1998           $27,026                          $24,347            $14,376               $10,000
1999           $27,155                          $24,268            $14,754               $10,000
2000           $26,096                          $23,324            $15,264               $10,000

(1) With dividends and capital gains reinvested or interest compounded.
(2) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
(3) For the period August 4, 1987 (when the fund began operations) through September 30, 1987.

The fund's results in this chart reflect payment of the maximum sales charge of 3.75%, so the net amount invested was $9,625 versus $10,000 in the indexes. Prior to January 10, 2000, the maximum sales charge was 4.75%. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.
[end mountain chart]


There are two ways to invest in this fund. Class A shares are subject to a 3.75% up-front sales charge that declines for accounts of $100,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B share accounts will be lower.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2000:

                                                          12 MONTHS       5 YEARS        10 YEARS
CLASS A SHARES
reflecting 3.75% maximum sales charge                     -7.50%          +1.98%         +6.15%

CLASS B SHARES*
reflecting 5% maximum contingent deferred sales           -7.14%*          -              -
charge (CDSC) (payable only if shares are sold)
not reflecting the CDSC                                   -2.34%*          -              -

*Reflects total return for the period March 15, 2000, when B shares first became available, through September 30, 2000.


The fund's 30-day yield as of October 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 5.15%. The fund's distribution rate as of that date was 4.17%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and periods of illiquidity. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. For more complete information, please read the prospectus.



FELLOW SHAREHOLDERS:

Bonds performed well globally during the past year despite evidence of inflationary pressures, stemming mostly from rising oil prices. Nonetheless, for U.S. investors, gains from markets outside the United States were offset by declines in their currencies, especially the euro, against the U.S. dollar.

For the fiscal year ended September 30, Capital World Bond Fund declined 3.9%, assuming reinvestment of distributions. The fund paid income dividends totaling 60 cents a share during this period, for an income return of 4.0%, assuming reinvestment of dividends. It also paid a capital gain distribution of 7 cents a share in December.

The fund's total return matched the 3.9% decline in the Salomon Smith Barney World Government Bond Index, which tracks major world markets. The U.S. bond market fared better, with the Salomon Smith Barney Broad Investment-Grade Bond Index gaining 6.9%.


WHAT HELPED, WHAT HURT

Over the 12-month period, 30-year government bond yields fell everywhere but in Japan. Ten-year government bond yields fell in the United States, the U.K., Australia, New Zealand and Canada, but were mostly stable elsewhere. Yields on short-term bonds rose everywhere as central banks raised rates in response to economic strength and inflationary pressures. Overall, these yield shifts resulted in particularly attractive returns on 30-year U.S., U.K. and European government bonds. In comparison, corporate investment-grade and high-yield bonds fared poorly, while high-yield debt of developing countries did well.

What had the greatest effect on the fund's return this year, however, was the weakness of the euro. On September 30, 35% of the fund's portfolio was denominated in euros or related currencies. As you can see from the table on page 2, the +3.5% return on euro bonds fell to <UNDEF>14.2% when expressed in U.S. dollar terms.


A STRONG DEMAND FOR U.S. DOLLARS

The U.S. dollar has been rising in value for several years now, principally the net result of two competing factors:

Foreign investment - A strong U.S. economy, good corporate earnings and a soaring U.S. equity market have been enticing to foreign investors. Recently, enthusiasm for U.S. financial assets has been stronger than ever, particularly in Europe. As European investors diversify their investments and globalize their businesses, they keep up demand for the dollar while driving up its value against the euro.


[Begin Sidebar]
INVESTMENT
RESULTS AT A GLANCE

Fiscal-year total return (10/1/99 - 9/30/00)                    -3.9%

Lifetime total return (8/4/87 - 9/30/00)                        +142.3

Lifetime average annual compound return (8/4/87 - 9/30/00)      +7.0


PORTFOLIO SUMMARY
Percent of net assets as of September 30, 2000
[begin pie chart]

Non-U.S. Governments/Agencies                        45.9%
Non-U.S. Corporate Bonds                             23.0
U.S. Corporate Bonds                                 9.8
U.S. Treasuries                                      9.0
Mortgage- and Asset-Backed Securities                6.9
U.S. Government Agency Notes                         1.2
Cash & Equivalents                                   4.2

[end pie chart]

INVESTMENT-GRADE BONDS             88.2%
NON-INVESTMENT-GRADE BONDS         11.8%
   Corporate Bonds                 9.3%
   Developing Country Bonds        2.5%

[End Sidebar]


Current account (trade) deficit - Despite a pickup in European economic activity, economic growth has been even stronger in the United States. As a result, Americans are importing far more than they export. Increased U.S. demand for foreign goods and services normally depresses the value of the dollar. This time around, however, the trade factor has been overwhelmed by money flowing into the United States for investment purposes.


[Begin Sidebar]
Federal tax law requires that Capital World Bond Fund adjust its income dividend by the amount of its realized currency gains or losses. As you may recall from past years, the fund generally pays a stable income dividend for the first three quarters of the calendar year, while the December dividend may be higher or lower as a result of non-U.S. currency transactions. In fiscal 2000, the fund paid four quarterly dividends of 15 cents a share. This December, however, the fund will pay a dividend of 8 cents a share. In addition, future dividends are likely to be less than 15 cents a share if the fund continues to realize currency losses.
[End Sidebar]


LOOKING AHEAD

By traditional measures of value, we feel that the dollar is now significantly overvalued. It has reached levels against other currencies not seen since the 1980s, when high interest rates caused the dollar to reach extreme values. It then fell sharply in the early 1990s, as strong outflows of capital from the United States and a large current account deficit combined to weaken the dollar. From past experience, we know that there can be long periods in which the value of the U.S. dollar can "overshoot," either on the upside - as now - or the downside. Given the enormous size of the U.S. current account deficit, however, all it may take for the dollar to begin to fall is a modest decline in new investment.

As you are probably aware, we have recently broadened the fund's investment mandate, which gives the fund's portfolio counselors greater flexibility and new ways in which to diversify the fund's portfolio and seek long-term value. These newer investments have only begun to play their expected role in the fund. On the next several pages we explain how we have been using the resources of American Funds' research effort in broadening the fund's investment horizon.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

November 22, 2000



[Begin Sidebar]
A LOOK AT THE FUND'S PORTFOLIO - WHAT HELPED AND WHAT HURT RETURNS as of September 30, 2000

                                Capital World Bond Fund                     Government  Bond Market
                                Net Assets                             12 months ended  September 30, 2000
Country                         Currency Weighting             In Local Currency        In U.S. Dollars
                                (After Hedging)
United States                   41.7%(1)                       +7.3%                    +7.3%
European Monetary Union         28.2(2)                        +3.5                     -14.2
Japan                           15.0                           +1.0                     -0.5
Greece                          4.9                            -                        -
United Kingdom                  2.6                            +7.6                     -3.4
Canada                          1.4                            +6.1                     +3.6
Poland                          1.4                            -                        -
Australia                       1.0                            +6.1                     -11.9
Denmark                         0.9                            +3.6                     -14.4
Norway                          0.9                            +3.8                     -11.3
New Zealand                     0.8                            +7.0                     -15.8
South Africa                    0.7                            -                        -
Sweden                          0.5                            +7.1                     -8.9

Sources: Salomon Smith Barney World Government Bond Index, based on bonds with remaining maturities of at least one year, and Capital Research and Management Company, the fund's adviser.

(1) Includes 0.2% in U.S. corporate bonds that are denominated in euros, as reflected on page 12.
(2) Includes bonds from Finland, France, Germany, Italy, the Netherlands and Spain; also includes bonds denominated in German marks, totaling 2.6%.
[End Sidebar]



"CAPITAL WORLD BOND FUND IS SPREADING ITS WINGS."
Morningstar Mutual Funds, June 6, 2000

When Capital World Bond Fund was introduced in 1987, it was designed as a high-quality global bond portfolio consisting mainly of government bonds from around the world. At that time, lower rated global bonds were considered too risky for most investors, while high-quality government bonds were highly liquid and offered prospects for good returns.

Today, more than 13 years later, the global bond universe is broader, richer and more dynamic. Some developing countries' government bonds have made the transition to investment-grade status, yet factors such as inflation, currency stability, liquidity and political risk still set them apart from the debt of more developed countries. Meanwhile, government bond issuance has been shrinking in both Europe and the United States as deficits are reduced or surpluses grow. With relatively fewer high-quality government bonds to choose from, global bond investors have begun to look elsewhere for new opportunities. The corporate bond market, armed with bonds that are bargain-priced relative to the government sector, has risen to the occasion. Recently, more and more companies have turned to the bond market, not banks, as a source for borrowing. Old- and new-economy companies alike have inundated the corporate bond market in recent years, presenting both opportunities and risks for investors.

[photograph of three balls wrapped in various world currencies, rolling over a map of the world]

In response to the changing marketplace, Capital World Bond Fund is making changes too. Last November, the fund's shareholders approved a proposal to broaden the fund's investment mandate. The fund can now invest as much as 25% of its assets in the higher yielding, higher risk bonds of developing nations and of corporations. These changes enhance the fund's flexibility and keep it competitive with other global bond funds in its peer group.

With American Funds' two decades of bond experience and unparalleled global research capabilities, it makes sense for Capital World Bond Fund to broaden its horizons in response to the changing global bond landscape. On the following pages, some of the fund's portfolio counselors and research analysts discuss a few of the areas the fund is exploring.




[blurred photograph of a Mexican girl dancing]

MEXICAN GOVERNMENT BONDS

Mexican securities may be new to Capital World Bond Fund's portfolio, but they are anything but foreign to American Funds' investment adviser. For the past 25 years, their investment professionals have had a keen interest in Mexico and have cultivated relationships with key business leaders and government officials in that country. American Funds' first investment in Mexican equities occurred in 1977, with bonds following in the mid '80s. "Over the years, we have watched Mexico move away from the high-risk spectrum of developing market securities," explains Capital World Bond Fund portfolio counselor Rob Neithart. By the time Capital World Bond Fund's shareholders voted in 1999 to allow investments in lower rated bonds, including developing country securities, Rob and his colleagues had already identified a number of potentially attractive securities for Capital World Bond Fund's portfolio. "Mexico was one of the first, if not the first, countries where we made purchases when the new investment guidelines were introduced," notes Rob. "Mexico's economy has been improving for some time. The 1994<UNDEF>1996 peso crisis caused a major setback, but better economic policies and favorable external developments have produced the strong performance we've seen in Mexico for the past five years," he adds. "One of the major U.S. bond rating agencies recently upgraded Mexico's bonds, and I believe Mexico's credit fundamentals will continue to improve."

[Begin Sidebar]
EVOLVE
Mexican government bonds are attracting new investors as the bonds move toward investment-grade status. New bond issues mean new roads, schools, hospitals and electricity for the Mexican people.
[End Sidebar]


[begin pull quote]
"I believe Mexico's credit fundamentals will continue to improve over the medium to long term. There is always the potential for short-term problems, but the underlying credit trend still appears positive."
Rob Neithart, Capital World Bond Fund portfolio counselor
[end pull quote]


Rob is not merely following conventional wisdom. His views are the result of dozens of face-to-face meetings made by investment analysts each year with corporate leaders and government officials in Mexico and its major trading partners.


[three circular photographs: one of a bridge, one of two books with an apple sitting atop, and one of three rows of a grwoing crop.]

As an investor in Capital World Bond Fund, you benefit from the knowledge gained from American Funds' more than 45 years of global investing, and the resources and expertise of more than 100 investment professionals based in nine offices around the world. Capital World Bond Fund benefits not only from this comprehensive global research effort but also from the organization's presence in developing markets. Rob and other investment professionals from Capital Research, American Funds' investment adviser, and its affiliates made nearly 1,000 visits to companies in Latin America last year. Their research visits also took them to Eastern Europe, Asia, Africa, the Middle East and the Pacific Basin. Developing countries should account for more than 65% of the world's estimated incremental economic growth over the next decade, according to the International Monetary Fund and the World Bank. There is excitement in those numbers, and there is opportunity. The best opportunities, however, will be found by those who know where to look.


[Begin Sidebar]
MEXICO'S MIGRATION TOWARD AN INVESTMENT-GRADE RATING

"Not every developing country offers what we consider a suitable investment environment," says Rob Neithart. Mexico stands out for its:
- Excellent growth performance
- Increasingly deep integration with the U.S. economy
- Political stability
- Increased financial stability and an extended schedule for repaying debts
- Efforts to clean up the banking system and develop its domestic securities markets

"If Mexico continues on this path, there is excellent potential for further credit improvement," says Rob. There are potential obstacles, of course, including an untested political administration, drug-related violence and volatile oil prices, but the long<UNDEF>term outlook is good.
[End Sidebar]


[Begin Sidebar]
ANATOMY OF A CORPORATE HIGH-YIELD BOND

ALSO CALLED:
Lower rated, higher risk bonds, below-investment-grade bonds, junk bonds

WHAT DETERMINES A HIGH-YIELD BOND:
Many corporate bonds are rated by independent agencies that assess the credit strength of issuers. The highest rating for "investment grade" bonds is AAA or Aaa and the lowest is BBB or Baa. Anything below that is considered "below investment grade" and generally provides a higher yield to compensate investors for the extra risk they accept.

TYPICALLY ISSUED BY:
Relatively new companies as well as more established companies that are experiencing difficult times. Often, such companies find it more attractive to borrow from investors than to borrow from a bank or sell shares of stock.

DEFAULT RATE (PERCENT OF ISSUERS THAT FAIL TO REPAY PRINCIPAL):
Current U.S. high-yield bond default rate: 4% (Over the past decade, the annual rate for this sector has been as low as 1% and as high as 11%.)
[End Sidebar]


HIGH-YIELD CORPORATE BONDS

When investing in higher yielding, higher risk bonds, there are two potential benefits. First, these bonds offer attractive income compared with higher quality corporate or Treasury bonds, though investors must be comfortable with taking on additional risk. Second, they offer an opportunity for capital appreciation if the bonds are upgraded or if the company's business opportunities improve and investors bid up their prices.

To achieve both objectives, Susan Tolson, Capital World Bond Fund's portfolio counselor specializing in high-yield corporate bonds, looks for more than just yield. She searches for well-managed world class companies that have been overlooked or undervalued for one reason or another, but does not confine herself to just the United States. She also looks globally to find the most attractive opportunities.

[three circular photographs: one of a pair of hands dialing a telephone, one of a roller coaster ride, and one of a pile of empty aluminum cans]

The difficult part lies in deciphering which companies will remain lower rated and which have the potential to grow stronger. A bond rating - or the lack of one - provides a good starting point but seldom tells the whole story. Because the rating services follow thousands of issuers, it can be difficult for them to anticipate or quickly react to changes in a company's financial strength.

"Thorough research is key in high-yield investing," says Susan. "It helps minimize defaults and allows the fund to reap greater value than from higher quality securities, since there are more opportunities for upgrades." She also notes that American Funds' investment adviser takes an approach to research that makes it an ideal high-yield manager. "We take a company-by-company approach, generally looking for companies that have performed well through good times and bad." She recalls a recent example of the organization's research-driven approach. Michelle Freitag, a U.S. high-yield analyst, had been following the waste services industry for several years. In 1999, Arizona-based Allied Waste sold $2 billion worth of bonds to raise the cash needed to buy out a much larger waste services firm. Their newly increased debt burden made investors uneasy; to make matters worse, industry leader Waste Management announced that it was experiencing operational and financial troubles.

This one announcement cast a shadow of doubt on the entire waste services industry, and Allied Waste's bonds lost about 35% of their value in the first four months of 2000. "Fortunately," says Michelle, "we had a long-term relationship with Allied Waste, both from a fixed-income and an equity perspective, which gave us the luxury of researching the company from two angles. We were convinced that Allied could generate enough cash to substantially reduce their debt over the next five years, and we added to our holdings of these bonds. Allied realized that it's a marathon, not a sprint. They weren't managing results quarter to quarter; they were focused on the long term." By September, Allied Waste's bonds had regained nearly all of their losses. When asked what gave American Funds an edge in this case, Michelle reflects: "We had the resources, the relationships and an understanding of the industry. We also shared the company's long-term view."


[Begin Sidebar]
"We take a company-by-company approach, generally looking for companies that have performed well through good times and bad."

Susan Tolson,
Capital World Bond Fund
Portfolio Counselor


EXPAND

American Funds has two decades of high-yield bond research experience. Solid research helps the fund's investment professionals hold on to their strongest convictions when the ride gets rough.

[blurred photograph of two rodeo riders]
[End Sidebar]


[Begin Sidebar]
[blurred photograph of a guard as a train passes by]

CHANGE

A steady stream of acquisitions and new technologies has made European telecommunications companies one of the most dynamic sectors of the global bond market.
[End Sidebar]


EUROPEAN TELECOMMUNICATIONS BONDS

Developing countries and high-yield corporate bonds aren't the only sectors providing new opportunities for the fund these days. With greater bond issuance by European companies in recent years, the fund has been selectively increasing its holdings in higher quality corporate bonds. One of the most dynamic sectors of the corporate market has been European telecommunications companies. They have been issuing bonds at a breakneck pace, trying to raise the capital needed to acquire other companies and to bid on licenses for wireless services. Their race for market access has reached a frenzied pace with this year's "Third Generation," or 3G, auctions, in which governments are auctioning off space on the electromagnetic spectrum. Telecommunications companies need access to bandwidth, or chunks of spectrum, in order to offer their customers high-quality, high-speed wireless phone service and access to Internet-based data using a mobile phone.

The catch here is that 3G technology is still being developed. It isn't expected until 2002, but the need to pay for this nonexistent technology is very real. This summer's German auction brought in a record $46.5 billion from six firms. Telecommunications companies, traditionally state-owned issuers of high-quality bonds, are now bidding billions on technology that is still at an embryonic stage - and are clearly taking on significant risks.

[Begin Sidebar]
"Part of my job is to look beyond the headlines and the hype in the market." Kirstie McAndrew, Capital Research investment analyst
[End Sidebar]

Fortunately, perceptions of risk in the bond market can create excellent opportunities for research-driven investors. While the entire European telecommunications industry is suffering from heavy debt and investor concerns, we have set out to find those well-run companies that are strong enough to survive the current and future drain on cash reserves. We look for companies that have the underlying infrastructure in place to support this future business.

"Vodafone Group appears to be a sea of calm in the frenzied telecom market," remarks London-based investment analyst Kirstie McAndrew. "It's one company that appears to have the focus - mobile phones are their only business - as well as the money and global reach to pull this off." Vodafone is the world's largest telecommunications company and recently became one of the world's 10 largest companies - in any category. They serve more than 65 million customers in 25 countries on five continents.

[three circular photographs: one of a tower, one of the ends of cables, and on of a hand dialing a telephone]

"Until recently, when prices came down," says Kirstie, "we were not focusing on these bonds for Capital World Bond Fund. But American Funds has had its equity eyes and ears on this industry for some time. Our depth of knowledge and invaluable relationships within the telecommunications industry certainly helped us to get a firsthand look at these companies." It has also helped us avoid potential pitfalls.

[Begin Sidebar]
THREE GENERATIONS OF TELECOMMUNICATIONS TECHNOLOGY

Telecommunications technology has undergone several "generations" ("Gs") over the past two decades:

1G            1980s        Analog voice transmission - high-frequency signals are transmitted that are similar, or analogous, to the original signal.

2G            1990s        Digital voice transmission - cheaper, more powerful and "cleaner" than analog;
                           relies on digitally encoded signals using binary code.

2.5G          2001         Faster digital voice and data transmission (up to 56Kbit/second)

3G            2002         Even faster digital voice and data transmission (up to 2Mbit/second)

"With 3G technology, your mobile phone will essentially know your precise location as well as your tastes and habits. It will be able to give you directions to the nearest bank or alert you of today's specials as you walk by your favorite restaurant." - Kirstie McAndrew
[End Sidebar]



WHAT MAKES THE AMERICAN FUNDS DIFFERENT
[photograph of a globe]

As a shareholder in Capital World Bond Fund, you are also a member of the American Funds, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH
Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

AN UNPARALLELED GLOBAL RESEARCH EFFORT
We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM
More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS
More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES
You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends though stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

EQUITY-INCOME FUND
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)

State-specific tax-exempt funds
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)


FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR.

[Begin Sidebar]
Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things -including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

A PORTFOLIO FOR EVERY INVESTOR

[End Sidebar]


Investment Portfolio
Capital World Bond Fund September 30, 2000
                                                                                        Principal      Market  Percent
                                                                                           Amount       Value   of Net
Bonds and Notes                                                                              (000)       (000)  Assets

EUROS
German Government:
8.875% 2000                                                                  Euro            1,500  US$ 1,335
8.25% 2001                                                                                   2,600       2,362
7.25% 2002                                                                                   6,850       6,296
8.00% 2002                                                                                   6,641       6,150
6.75% 2003                                                                                   1,023         936
6.50% 2005                                                                                   8,000       7,469
6.875% 2005                                                                                  4,974       4,699
6.00% 2006                                                                                   1,300       1,191
5.25% 2008                                                                                   6,751       5,969
4.50% 2009                                                                                   1,300       1,090
5.375% 2010                                                                                    800         714
6.25% 2030                                                                                     800         776
Treuhandanstalt:
7.125% 2003                                                                                  4,908       4,517
7.50% 2004                                                                                   4,695       4,489
Bundesrepublic:
5.00% 2002                                                                                   6,500       5,730
6.00% 2007                                                                                     600         553   12.99%
Bayerische Vereinsbank:
5.00% 2008                                                                                   2,000       1,687
5.50% 2008                                                                                   9,226       8,040     2.33
Italian Government BTPS:
6.00% 2007                                                                                   3,744       3,400
5.00% 2008                                                                                   2,000       1,712     1.22
Netherlands Government:
5.75% 2002                                                                                   4,700       4,197
3.75% 2009                                                                                     795         627
5.50% 2028                                                                                     250         217     1.21
Spanish Government:
6.00% 2008                                                                                   3,486       3,151
6.15% 2013                                                                                   1,503       1,385     1.08
French Government:
BTNS 4.75% 2002                                                                                600         527
4.50% 2003                                                                                   2,500       2,174
OAT 5.25% 2008                                                                               1,906       1,676     1.05
Rheinische Hypothekenbank Eurobond 4.25% 2008                                                3,000       2,390      .57
Kappa Beheer BV 10.625% 2009                                                                 1,000         914      .22
Finland (Republic of) 5.75% 2011                                                             1,000         904      .22
PTC International Finance II SA 11.25% 2009                                                  1,000         868      .21
Allgemeine Hypotheken Bank AG 5.00% 2009                                                     1,000         833      .20
Corporacion Andina de Fomento 4.75% 2004                                                     1,000         831      .20
General Motors Acceptance Corp. 4.00% 2006                                                   1,000         794      .19
Mannesmann Finance 4.75% 2009                                                                1,000         777      .18
                                                                                                        91,380    21.87
GERMAN MARKS
Ford Motor Credit Co. 5.25% 2008                                             DM             22,900       9,660     2.31
Telstra Corp. Ltd. 5.125% 2008                                                               2,250         937      .22
Viatel, Inc. 0%/12.40% 2008(1)                                                               1,900         236      .06
                                                                                                        10,833     2.59
JAPANESE YEN
KfW International Finance Inc. 1.00% 2004                                    Yen         1,270,000      11,754     2.81
General Motors Acceptance Corp. 0.299% 2002(2)                                           1,206,000      11,048     2.64
International Bank for Reconstruction and Development:
4.50% 2003                                                                                 589,000       5,976
4.75% 2004                                                                                 400,000       4,273     2.45
European Investment Bank:
4.25% 2001                                                                                 826,000       7,757
6.75% 2001                                                                                 200,000       1,923     2.32
The Japan Development Bank 6.50% 2001                                                      495,000       4,844     1.16
SHL 1999-1 Corp. Ltd.:(3)
Class A1, 0.794% 2024(2)                                                                    64,189         595
Class A2, 1.094% 2024(2)                                                                   130,000       1,204
Class A3, 2.09% 2024                                                                       250,000       2,281      .98
Spain (Kingdom of) 3.11% 2006                                                              380,000       3,864      .92
Fannie Mae 2.125% 2007                                                                     350,000       3,366      .81
Hellenic Republic 2.90% 2007                                                               230,000       2,283      .55
                                                                                                        61,168    14.64
NEW ZEALAND DOLLARS
New Zealand Government:
8.00% 2001                                                                   NZ$             2,000         818
8.00% 2004                                                                                   6,500       2,749
8.00% 2006                                                                                   3,000       1,297
7.00% 2009                                                                                   8,725       3,611
4.50% 2016(4)                                                                               17,344       6,927     3.69
Fannie Mae 7.25% 2002                                                                       10,750       4,354     1.04
Canadian Government 6.625% 2007                                                              7,500       2,916      .70
                                                                                                        22,672     5.43
GREEK DRACHMAS
Hellenic Republic:
8.90% 2004                                                                   GRD           600,000       1,714
8.80% 2007                                                                               3,314,700       9,957
8.60% 2008                                                                               1,930,000       5,800
7.50% 2013                                                                                 980,000       2,856     4.87
                                                                                                        20,327     4.87
DANISH KRONER
Nykredit:(3)
6.00% 2029                                                                   DKr            56,236       6,228
7.00% 2029                                                                                  15,946       1,858     1.93
Denmark (Kingdom of):
8.00% 2003                                                                                  10,000       1,247
7.00% 2004                                                                                   6,000         745
5.00% 2005                                                                                  21,000       2,425
7.00% 2007                                                                                   5,000         636
6.00% 2009                                                                                   2,800         341     1.29
Danske Kredit:(3)
6.00% 2029                                                                                  25,770       2,854
7.00% 2029                                                                                   8,025         935      .91
                                                                                                        17,269     4.13
BRITISH POUNDS
Tussauds Finance Ltd., Class A-3, 7.078% 2020                                Pounds          3,000       4,278     1.03
United Kingdom 6.50% 2003                                                                    2,000       3,016      .72
Royal Bank of Scotland 8.375% 2007                                                           1,000       1,592      .38
Halifax Building Society 11.00% 2014                                                           600       1,207      .29
Pubmaster Finance Ltd., Class B, 8.44% 2025                                                    550         841      .20
                                                                                                        10,934     2.62
AUSTRALIAN DOLLARS
News America Holdings Inc. 8.625% 2014                                       A$              9,000       4,871     1.17
Australian Government:
10.00% 2002                                                                                    550         319
6.75% 2006                                                                                   2,000       1,115
10.00% 2006                                                                                  1,000         635
8.75% 2008                                                                                   1,500         940      .72
New South Wales Treasury Corp. 7.00% 2004                                                    3,000       1,658      .40
South Australian Government Financing Authority                                              1,500         850      .20
 11.25% 2001
                                                                                                        10,388     2.49
CANADIAN DOLLARS
Lindsey Morden Group Inc., Series B, 7.00% 2008(5)                           C$              7,000       3,918      .94
Canadian Government:
9.75% 2001                                                                                   2,000       1,388
7.25% 2003                                                                                   2,500       1,721
7.25% 2007                                                                                     750         538      .87
Domtar Inc. 10.00% 2011                                                                      1,000         761      .18
                                                                                                         8,326     1.99
POLISH ZLOTY
Polish Government:
0% 2001                                                                      PLZ             2,500         449
12.00% 2001                                                                                  6,750       1,415
13.00% 2001                                                                                 22,250       4,784
8.50% 2004                                                                                   4,000         691     1.76
                                                                                                         7,339     1.76
NORWEGIAN KRONER
Norwegian Government 6.75% 2007                                              NOK            50,500       5,654     1.35

SWEDISH KRONOR
AB Spintab:
6.25% 2002                                                                   SKr            14,500       1,539
7.50% 2004                                                                                   3,100         343      .45
Stadshypotek AB 5.50% 2008                                                                  12,000       1,205      .29
                                                                                                         3,087      .74
SOUTH AFRICAN RANDS
South Africa (Republic of) 13.00% 2010                                       ZAR            21,750       2,925      .70

U.S. DOLLARS
U.S. Treasury Obligations:
8.00% 2001                                                                   US$             2,000       2,020
5.50% 2003                                                                                   3,450       3,414
11.625% 2004                                                                                 1,475       1,776
6.50% 2005                                                                                     700         718
3.375% 2007(4)                                                                               1,091       1,054
6.125% 2007                                                                                  1,345       1,358
6.25% 2007                                                                                   1,345       1,367
5.50% 2009                                                                                   2,750       2,673
6.00% 2009                                                                                   5,950       5,980
Strip Principal 0% 2010                                                                      8,250       4,717
7.50% 2016                                                                                     500         570
8.875% 2017                                                                                  1,000       1,286
7.875% 2021                                                                                  1,200       1,443
Strip Principal 0% 2027                                                                     16,000       3,323
3.625% 2028(4)                                                                               2,110       2,005
5.25% 2028                                                                                   2,250       2,016
5.25% 2029                                                                                   2,250       2,021     9.03
Airplanes Pass Through Trust, pass-through                                                   5,597       5,371     1.29
 certificates, Series 1, Class C, 8.15% 2019(3)
Fannie Mae:
6.00% 2008                                                                                   2,750       2,627
5.25% 2009                                                                                     750         678
6.25% 2029                                                                                   1,950       1,798     1.22
Komercni Finance BV 9.00%/10.75% 2008(2)                                                     4,325       4,184     1.00
Government National Mortgage Assn.:(3)
8.50% 2021                                                                                     189         195
9.00% 2024                                                                                     228         236
6.50% 2029                                                                                   1,427       1,374
7.00% 2029                                                                                   1,762       1,735      .85
United Mexican States Government Eurobonds,                                                  3,000       3,197      .77
Global, 9.875% 2010
State of Israel 7.75% 2010                                                                   2,000       2,000      .49
Nationslink Funding Corp., Series 1999-1,                                                    2,000       1,890      .45
Class D, 7.10% 2031(2),(3)
Skandinaviska Enskilda Banken 6.875% 2009                                                    2,000       1,876      .45
Bulgaria (Republic of):
7.75% 2011(2)                                                                                1,000         765
Front Loaded Interest Reduction Bond, 3.00% 2012(2)                                          1,500       1,093      .44
Chancellor Media Corp. of Los Angeles 8.00% 2008                                               500         508
Clear Channel Communications, Inc. 7.65% 2010                                                1,250       1,237      .42
Comcast UK Cable Partners Ltd. 0%/11.20% 2007(1)                                             1,000         945
NTL Communications Corp. 11.50% 2008                                                           750         729      .40
Adelphia Communications Corp. 8.375% 2008                                                    1,000         873
Century Communications, Inc. 0% 2003                                                         1,000         763      .40
Nabisco, Inc. 6.375% 2035(2)                                                                 1,745       1,620      .39
Reliance Industries Ltd.:
8.125% 2005                                                                                    550         532
10.25% 2097                                                                                  1,250       1,075      .38
SBA Communications Corp. 0%/12.00% 2008(1)                                                   2,125       1,604      .38
South Africa (Republic of) 9.125% 2009                                                       1,500       1,489      .36
Boyd Gaming Corp.:
9.25% 2003                                                                                     500         494
9.50% 2007                                                                                   1,000         944      .34
Household Finance Corp. 6.40% 2008                                                           1,500       1,406      .34
McDermott Inc. 9.375% 2002                                                                   1,500       1,350      .32
Morocco (Kingdom of) 7.75% 2009(2)                                                           1,500       1,350      .32
Allegiance Telecom, Inc.:
0%/11.75% 2008(1)                                                                              500         335
12.875% 2008                                                                                 1,000         990      .32
SpectraSite Holdings, Inc., Series B, 0%/12.00% 2008(1)                                      2,000       1,310      .31
Allied Waste North America, Inc., Series B, 10.00% 2009                                      1,500       1,301      .31
Voicestream Wireless Corp. 0%/11.875% 2009(1)                                                1,000         720
Omnipoint Corp. 11.50% 2009(5)                                                                 500         555      .31
Development Bank of Singapore Ltd. 7.875% 2010                                               1,250       1,261      .30
Clark Oil & Refining Corp. 9.50% 2004                                                        1,275       1,155
Clark Refining & Marketing, Inc. 8.375% 2007                                                   125         105      .30
Container Corp. of America 9.75% 2003                                                        1,250       1,253      .30
Young Broadcasting Inc.:
10.125% 2005                                                                                 1,000       1,010
9.00% 2006                                                                                     250         241      .30
American Media Operations, Inc. 10.25% 2009                                                  1,250       1,238      .30
Premier Parks Inc.:
9.75% 2007                                                                                     750         705
0%/10.00% 2008(1)                                                                              750         508      .29
CSFB Finance Co. Ltd., Series 1995-A, 10.00%                                                 1,250       1,125      .28
 2005(2),(3),(5)
Russian Federation 12.75% 2028                                                               1,200       1,048      .25
Leap Wireless International, Inc. 12.50% 2010(6),(8)                                         1,251       1,019      .24
Hanvit Bank 12.75% 2010(2)                                                                   1,000       1,015      .24
Citadel Broadcasting Co. 9.25% 2008                                                          1,000       1,005      .24
Dobson/Sygnet Communications Co. 12.25% 2008                                                 1,000       1,005      .24
Gray Communications Systems, Inc. 10.625% 2006                                               1,000       1,003      .24
Turkey (Republic of):
11.75% 2010                                                                                    500         499
11.875% 2030                                                                                   500         501      .24
TransWestern Publishing Co. LLC 9.625% 2007                                                  1,000         995      .24
Clearnet Communications Inc. 0%/10.125% 2009(1)                                              1,250         994      .24
KSL Recreation Group, Inc. 10.25% 2007                                                       1,000         980      .23
Crown Castle International Corp. 0%/10.625% 2007(1)                                          1,250         975      .23
International Game Technology 7.875% 2004                                                    1,000         973      .23
WMX Technologies, Inc. 7.10% 2026                                                              500         484
USA Waste Services, Inc.:
6.50% 2002                                                                                     250         242
7.00% 2004                                                                                     250         240      .23
Printpack, Inc. 10.625% 2006                                                                 1,000         965      .23
Eletson Holdings Inc. 9.25% 2003                                                             1,000         960      .23
PDVSA Finance Ltd. 7.50% 2028                                                                1,250         941      .23
Nextel Partners, Inc. 0%/14.00% 2009(1)                                                      1,298         909      .22
Charter Communications Holdings, LLC  8.625% 2009                                            1,000         895      .21
Croatian Government, Series A, 7.75% 2010(2)                                                   909         825      .20
Hollywood Casino Corp. 11.25% 2007                                                             750         782      .19
ACME Television, LLC, Series B, 0%/10.875% 2004(1)                                             750         713      .17
KinderCare Learning Centers, Inc., Series B, 9.50% 2009                                        750         696      .17
Delta Beverage Group, Inc. 9.75% 2003                                                          650         666      .16
Structured Asset Securities Corp., Series                                                      651         664      .16
 1998-RF2, Class A, 8.541% 2027(2),(3),(5)
Cumulus Media:
10.375% 2008                                                                                   250         213
13.75% preferred 2009(7)                                                               534 shares          406      .15
GT Group Telecom Inc. 0%/13.25% 2010(1),(6),(8)                              $               1,001         555      .13

Graham Packaging Co. 0%/10.75% 2009(1)                                                       1,000         525      .13
State of Qatar 9.75% 2030                                                                      500         514      .12
Vodafone AirTouch PLC, 7.75% 2010                                                              500         509      .12
Sun Media Corp. 9.50% 2007                                                                     500         499      .12
L.A. Arena Funding, LLC, Series 1,                                                             500         477      .11
 Class A, 7.656% 2026(3),(5)
Versatel Telecom International NV 11.875% 2009                                                 500         435      .10
Royal Caribbean Cruises Ltd. 7.00% 2007                                                        450         396      .09
Colombia (Republic of) 8.70% 2016                                                              575         392      .09
Telemundo Holdings, Inc., Series B, 0%/11.50% 2008(1)                                          500         350      .08
Home Products International, Inc. 9.625% 2008                                                  500         305      .07
Brazil (Federal Republic of), Bearer 8.00% 2014(7)                                             369         283      .07
Capitalization Interest ADD TO 35B06
Argentina (Republic of), Series C, 0% 2001                                                     300         277      .07
Korea Exchange Bank 13.75% 2010(2)                                                             250         258      .06
Fairchild Semiconductor Corp. 10.375% 2007                                                     250         253      .06
Station Casinos, Inc. 9.875% 2010(5)                                                           250         252      .06
Eldorado Resorts LLC 10.50% 2006                                                               250         249      .06
Panama (Republic of) 10.75% 2020                                                               250         246      .06
Indah Kiat Finance Mauritius Ltd. 10.00% 2007                                                  500         241      .06
Ford Motor Co. 7.45% 2031                                                                      250         231      .06
Venezuela (Republic of) 9.25% 2027                                                             300         204      .05
Hyundai Semiconductor America, Inc. 8.25% 2004                                                 150         135      .03
                                                                                                       127,690    30.57

Total Bonds and Notes   (cost: $472,035,000)                                                           399,992    95.75

Short-Term Securities

CORPORATE SHORT-TERM NOTES

UBS Finance Delaware LLC 6.68% due 10/2/00                                                   9,750       9,745     2.33

Total Short Term Securities   (cost: $9,745,000)                                                         9,745     2.33

Total Investment Securities   (cost: $481,780,000)                                                     409,737    98.08
Excess of cash and receivables over payables                                                             8,021     1.92

Net Assets                                                                                            $417,758  100.00%


1 Step bond; coupon rate will increase at a later date.

2 Coupon rate may change periodically.

3 Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

4 Index-linked bond whose principal amount moves with a government retail price index.

5 Purchased in a private placement transaction;
  resale may be limited to
  qualified institutional buyers; resale to the public may require registration.

6 Purchased as a unit; issue was separated but reattached for reporting purposes.

7 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

8 Valued under procedures established by the Board of Directors.
See Notes to Financial Statements


CAPITAL WORLD BOND FUND
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2000                                                    (dollars in   thousands)
Assets:
Investment securities at market
 (cost: $481,780,000)                                                                    $409,737
Cash                                                                                          266
Receivables for--
 Sales of investments                                                             36
 Sales of fund's shares                                                          425
 Forward currency contracts - net                                             63,815
 Dividends and accrued interest                                                8,842       73,118
 Other                                                                                          0
                                                                                          483,121
Liabilities:
Payables for--
 Purchases of investments                                                      1,053
 Repurchases of fund's shares                                                  1,803
 Forward currency contracts - net                                                  0
 Dividends on fund's shares                                                        0
 Forward currency contracts - net                                             62,050
 Management services                                                             224
 Chase Manhattan Bank                                                              0
 Other expenses                                                                  233       65,363
Net Assets at September 30, 2000                                                         $417,758

Total authorized capital stock - 200,000,000 shares
Class A shares, $.001 par value:
  outstanding (unlimited shares authorized)
 Net assets                                                                              $416,441
 Shares outstanding                                                                    29,410,580
 Net asset value per share                                                                 $14.16
Class B shares, $.001 par value
 Net Assets                                                                                $1,317
 Shares outstanding                                                                       $93,240
 Net asset value per share                                                                 $14.12



STATEMENT OF OPERATIONS
for the year ended September 30, 2000                                    (dollars in   thousands)
Investment Income:
Income:
 Interest                                                                                 $28,001
 Dividends                                                                         0           $0

Expenses:
 Management services fee                                                       3,136
 Distribution expenses - Class A                                               1,129
 Distribution expenses - Class B                                                   4
 Transfer agent fee - Class A                                                    592
 Transfer agent fee - Class B                                                      1
 Reports to shareholders                                                          93
 Registration statement and prospectus                                            74
 Postage, stationery and supplies                                                154
 Directors' fees                                                                  22
 Auditing and legal fees                                                          69
 Custodian fee                                                                   148
 Taxes other than federal income tax                                              15
 Other expenses                                                                   17        5,454
 Net investment income                                                                     22,547

Realized Loss and Unrealized
 Depreciation on Investments:
Net realized loss                                                                          (3,578)
Net change in unrealized depreciation on:
 appreciation on:
 Investments                                                                 (40,103)
 Open forward currency contracts                                               1,501
  Net unrealized depreciation                                                             (38,602)
 Net realized loss and
  unrealized depreciation
  on investments                                                                          (42,180)
Net Decrease in Net Assets Resulting
 from Operations                                                                        $(19,633)









STATEMENT OF CHANGES IN NET ASSETS                                       (dollars in   thousands)

                                                                               Year         ended
                                                                           September          30,
                                                                                 2000         1999
Operations:
Net investment income                                                      $  22,547    $  28,373
Net realized (loss) gain on investments                                       (3,578)       9,498
Net unrealized depreciation
 on investments                                                              (38,602)     (40,896)
 Net decrease in net assets
  resulting from operations                                                  (19,633)      (3,025)

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                    (20,142)     (21,252)
  Class B                                                                         (6)           -
Distributions from net realized gains on investments
  Class A                                                                     (2,356)     (12,170)
  Class B                                                                          -            -
Total Dividends and Distributions                                            (22,504)     (33,422)

Capital Share Transactions:
 Proceeds from shares sold                                                    98,853      138,397
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                           19,886       30,005
 Cost of shares repurchased                                                 (212,632)    (222,735)
 Net decrease in net assets resulting from
  capital share transactions                                                 (93,893)     (54,333)
                                                                                   0            0
Total Decrease in Net Assets                                                (136,030)     (90,780)

Net Assets:
Beginning of year                                                            553,788      644,568
End of year (including
 undistributed net investment
 income: $3,624 and $1,225
 respectively)                                                              $417,758     $553,788

See Notes to Financial Statements



Notes to Financial Statements
CAPITAL WORLD BOND FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $when-issued' basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $1,758,000 for the year ended September 30, 2000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of September 30, 2000, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $72,043,000; $1,775,000 related to appreciated securities and $73,818,000 related to depreciated securities. During the year ended September 30, 2000, the fund realized, on a tax basis, a net capital loss of $716,000 on securities transactions. The fund had available at September 30, 2000 a net capital loss carryforward totaling $716,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred for tax purposes, to fiscal year ended September 30, 2001, the recognition of capital losses totaling $1,710,000 and losses related to non-U.S. currency transactions totaling $513,000 which were realized during the period November 1, 1999 through September 30, 2000.

Net losses related to non-U.S. currency transactions of $1,151,000 are treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $481,780,000 at September 30, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $3,136,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees based on the following rates and net asset levels:

                                      NET ASSET LEVEL
RATE                       In Excess of               Up to
0.65%                      $0                         $500 million
0.57                       500 million                1 billion
0.50                       1 billion

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ($AFD'), the principal underwriter of the fund's shares, received $137,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended September 30, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.30% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the fund's overall 0.30% annual expense limit is not exceeded. For the year ended September 30, 2000, aggregate distribution expenses were $1,129,000 or 0.24% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended September 30, 2000, aggregate distribution expenses were $4,000 or 1.00% of net assets attributable to Class B shares.

As of September 30, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $77,000 and $1,000, respectively.

TRANSFER AGENT FEE - A fee of $593,000 was incurred during the year ended September 30, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $61,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $240,455,000 and $326,240,000, respectively, during the year ended September 30, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended September 30, 2000, the custodian fee of $148,000 includes $14,000 that was paid by these credits rather than in cash.

As of September 30, 2000, net assets consisted of the following:
                                                                    (dollars in thousands)
Capital paid in on shares of capital stock                                        $488,718
Undistributed net investment income                                                  3,624
Accumulated net realized income                                                     (3,602)
Net unrealized depreciation                                                        (70,982)
Net assets                                                                         417,758


Capital share transactions in the fund were as follows:

                                                                         Year ended
                                                                 September 30, 2000
                                                                        Amount (000)           Shares
Class A Shares:
  Sold                                                             $         97,450        6,644,172
  Reinvestment of dividends and distributions                                19,880        1,342,437
  Repurchased                                                              (212,558)     (14,506,069)
   Net decrease in Class A                                                  (95,228)      (6,519,460)
Class B Shares:
  Sold                                                                        1,403           98,094
  Reinvestment of dividends and distributions                                     6              375
  Repurchased                                                                   (74)          (5,229)
   Net increase in Class B                                                    1,335           93,240
Total net decrease in fund                                         $        (93,893)      (6,426,220)

                                                                         Year ended
                                                                 September 30, 1999
                                                                       Amount (000)           Shares

Class A Shares:
  Sold                                                             $        138,397        8,667,806
  Reinvestment of dividends and distributions                                30,005        1,883,186
  Repurchased                                                              (222,735)     (14,112,384)
   Net decrease in Class A                                                  (54,333)      (3,561,392)
Class B Shares:
  Sold                                                                            -                -
  Reinvestment of dividends and distributions                                     -                -
  Repurchased                                                                     -                -
   Net increase in Class B                                                        -                -
Total net decrease in fund                                         $        (54,333)      (3,561,392)



At September 30, 2000, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                 Non-U.S.                              Contract       Amount                 U.S.       Valuations
                 Currency                           -----------      -----------      -----------       -----------
                Contracts                                                                                Unrealized
                                                       Non-U.S.             U.S.           Amount    (Depreciation)
                                                                                                       Appreciation
--------------------------                          -----------      -----------      -----------       -----------
Purchases:
 Euros
expiring 10/10/00 to 01/29/01             Euro       25,354,000       23,814,000       22,443,000        (1,371,000)

 Japanese Yen
expiring 11/30 to 12/22/00                Yen       651,834,000        6,118,000        6,121,000             3,000

                                                                     -----------      -----------       -----------
                                                                     (29,932,000)     (28,564,000)       (1,368,000)
                                                                     -----------      -----------       -----------

Sales:

 Australian Dollars
expiring 10/27 to 11/22/00                A$         11,191,000       (6,578,000)      (6,066,000)          512,000

 Canadian Dollars
expiring 10/23/00                         C$          3,735,000       (2,540,000)      (2,483,000)           57,000

 Danish Kroner
expiring 11/8/00 to 01/18/01              DKr       111,416,000      (13,783,000)     (13,202,000)          581,000

 Euros
expiring 11/29 to 12/13/00                Euro        7,874,000       (6,946,000)      (6,978,000)          (32,000)

 Japanese Yen
expiring 10/5 to 12/20/00                 Yen       500,084,000       (4,781,000)      (4,664,000)          117,000

 Norwegian Kroner
expiring 01/29/01                         NOK        19,000,000       (2,159,000)      (2,089,000)           70,000

 New Zealand Dollar
expiring 10/10 to 12/22/00                NZ$        67,277,732      (20,512,000)     (19,066,000)        1,446,000

 Polish Zloty
expiring 02/12/01                         PLZ         6,888,000       (1,445,000)      (1,453,000)           (8,000)

 Swedish Kronor
expiring 10/18 to 11/30/00                SKr         7,000,000         (797,000)        (729,000)           68,000

                                                                     -----------      -----------       -----------
                                                                     (59,541,000)     (56,730,000)        2,811,000
                                                                     -----------      -----------       -----------

Forward currency contracts - net                                                                        $ 1,443,000

PER-SHARE DATA AND RATIOS (1)
                                                                                                                      Net
                                                                                  Net asset                      gains/(losses)
                                                                                      value,             Net     on securities
                                                                                   beginning       investment    (both realized
Year ended                                                                           of year           income   and unrealized)
Class A:
2000                                                                                   $15.41        $.68 (2)     $(1.26) (2)
1999                                                                                    16.32              .84       (.88)
1998                                                                                    16.40              .43        .57
1997                                                                                    16.86              .88       (.16)
1996                                                                                    16.81             1.09        .16
1995                                                                                    16.81             1.09        0.16
Class B:
2000                                                                                    14.74         .28 (2)      (.63) (2)


                                                                                                 Dividends
                                                                             Total from         (from net        Distributions
                                                                              investment        investment       (from capital
Year ended                                                                    operations          income)            gains)
Class A:
2000                                                                            $(.58)            $(.60)             $(.07)
1999                                                                            (.04)              (.55)             (.32)
1998                                                                            1.00               (.80)             (.28)
1997                                                                             .72               (.95)               -
1996                                                                            1.25              (1.08)               -
1995                                                                            1.25              (1.08)             (.12)
Class B:
2000                                                                            (.35)              (.27)               -



                                                                            Distributions                          Net asset
                                                                           (from currency          Total           value, end
Year ended                                                                      gains)         distributions        of year
Class A:
2000                                                                              -               $(.67)             $14.16
1999                                                                              -                (.87)              15.41
1998                                                                              -               (1.08)              16.32
1997                                                                            $(.23)            (1.18)              16.40
1996                                                                            (.12)             (1.20)              16.86
1995                                                                            (.12)             (1.32)              16.74
Class B:
2000                                                                              -                (.27)              14.12


                                                                                                                   Ratio of
                                                                                                Net assets,         expenses
                                                                                Total           end of year        to average
Year ended                                                                      return         (in millions)       net assets
Class A:
2000                                                                           (3.89)%             $416              1.12%
1999                                                                            (.32)               554               1.08
1998                                                                             6.42               645               1.06
1997                                                                             4.38               758               1.07
1996                                                                             7.67               811               1.09
1995                                                                            30.63             25,678              .60
Class B:
2000                                                                            (2.34)               1              1.81 (3)


                                                                              Ratio of
                                                                              net income         Portfolio
                                                                              to average         turnover
Year ended                                                                    net assets           rate
Class A:
2000                                                                          4.66% (3)         52.15% (4)
1999                                                                             4.66             129.25
1998                                                                             5.15             100.92
1997                                                                             5.21              79.00
1996                                                                             6.07              91.27
1995                                                                             2.70              20.91
Class B:
2000                                                                           3.99 (3)          52.15 (4)



(1) The periods 1996 through 2000 represent, for Class A shares, fiscal years ended September 30.
    The period ended 2000 represents, for Class B shares, the 199-day period ended September 30, 2000.
    Class B shares were not offered before March 15, 2000.
    Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate
    (equivalent for all share classes) for the year ended September 30, 2000.


Independent Auditors' Report
To the Board of Directors and Shareholders of Capital World Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "fund"), including the investment portfolio, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000, through September 30, 2000, for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through September 30, 2000 for Class B shares, in conformity with generally accepted accounting principles in the United States of America.

Deloitte & Touche LLP
Los Angeles, California
October 31, 2000



Tax Information (Unaudited)

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 10% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

Since the amounts above are reported for the FISCAL YEAR and not a CALENDAR YEAR, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2001 to determine the CALENDAR YEAR amounts to be included on their respective 2000 tax returns. Shareholders should consult their tax advisers.





The American Funds Group(r)

CAPITAL WORLD BOND FUND
BOARD OF DIRECTORS

Ambassador Richard G. Capen, Jr.
Rancho Santa Fe, California
Corporate director and author; former United
States Ambassador to Spain; former Vice
Chairman of the Board, Knight-Ridder, Inc.;
former Chairman of the Board and Publisher, The Miami Herald

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

Don R. Conlan
South Pasadena, California
President (retired), The Capital Group
Companies, Inc.

Diane C. Creel
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

Martin Fenton
San Diego, California
Managing Director, Senior Resource Group,
LLC (development and management of senior living communities)

Leonard R. Fuller
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

Abner D. Goldstine
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

Richard G. Newman
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

Frank M. Sanchez
Los Angeles, California
Chairman of the Board and
Chief Executive Officer,
The Sanchez Family Corporation dba
McDonald's Restaurants (McDonald's licensee)


OTHER OFFICERS

Mark H. Dalzell
Los Angeles, California
Vice President of the fund
Vice President - Investment Management
Group, Capital Research and Management
Company

Michael J. Downer
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research and
Management Company

Julie F. Williams
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

Anthony W. Hynes, Jr.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management
Group, Capital Research and Management
Company

Kimberly S. Verdick
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research and
Management Company


OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462


FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.


Printed on recycled paper
Litho in USA WG/INS/4805
Lit. No. WBF-011-1100